CB-010 ANTLER Phase 1 trial update and KOL discussion Transformative genome-edited therapies for patients June 2, 2024

2 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. Forward-looking statements All statements in this presentation, other than statements of historical facts, are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, assumptions, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of Caribou Biosciences, Inc. (the “Company,” “Caribou,” “we,” or “our”) to be materially different from those expressed or implied by any forward-looking statements. The words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain these identifying words. All statements, other than statements of historical facts contained in this presentation, are forward-looking statements, including but not limited to any statements regarding the initiation, timing, progress, strategy, plans, objectives, expectations (including as to the results) with respect to our product candidate preclinical studies, clinical trials, and research programs, including our expectations and timing regarding the release of dose expansion clinical data, and emerging translational data from our ongoing ANTLER phase 1 clinical trial for our CB-010 product candidate, disclosure of the recommended Phase 2 dose for CB-010, and an updated timeline for our planned phase 3 pivotal trial for CB-010 in second-line large B cell lymphoma patients (and the conditions to meet that timeline); the status, progress, and expectations relating to the timing of release of clinical data from our ongoing CaMMouflage phase 1 clinical trial for our CB-011 product candidate in patients with multiple myeloma; the status, progress, and expectations relating to the timing of release of clinical data from our ongoing AMpLify phase 1 clinical trial for our CB-012 product candidate in patients with acute myeloid leukemia; the timing for the initiation of our GALLOP phase 1 clinical trial for adults with lupus nephritis and extrarenal lupus; our ability to successfully develop our product candidates and to obtain and maintain regulatory approval for our product candidates; the number and type of diseases, indications, or applications we intend to pursue for our product candidates; the beneficial characteristics, safety, efficacy, therapeutic effects, and potential advantages of our product candidates; the expected timing or likelihood of regulatory filings and approval for our product candidates; our expected cash runway; and the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. This presentation discusses product candidates that are or will be under clinical investigation and that have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the therapeutic uses for which such product candidates are being or will be studied. As a result of many factors, including risks related to our limited operating history, history of net operating losses, financial position and our ability to raise additional capital as needed to fund our operations and product candidate development; uncertainties related to the initiation, cost, timing, and progress, and results of our current and future research and development programs, preclinical studies, and clinical trials; risks that initial or interim clinical trial data will not ultimately be predictive of the safety and efficacy of our product candidates or that clinical outcomes may differ as more clinical data becomes available; the risk that preclinical study results we observed will not be borne out in human patients; our ability to obtain and maintain regulatory approval for our product candidates; risks that our product candidates, if approved, may not gain market acceptance due to negative public opinion and increased regulatory scrutiny of cell therapies involving genome editing; our ability to meet future regulatory standards with respect to our products; our ability to obtain key regulatory input and approvals, our ability to establish and/or maintain intellectual property rights covering our product candidates and genome-editing technology; risks of third parties asserting that our product candidates infringe their patents; developments related to our competitors and our industry; our reliance on third parties to conduct our clinical trials and manufacture our product candidates; the impact of public health crises and geopolitical events on our business and operations; and other risks described in greater detail in our filings with the Securities and Exchange Commission (the “SEC”), including the section titled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, and other filings we make with the SEC; the events and circumstances reflected in our forward-looking statements may not be achieved or may not occur, and actual results could differ materially from those described in or implied by the forward-looking statements contained in this presentation. Caution should be exercised when interpreting results from separate trials involving other CAR-T cell therapies. The results of other CAR-T cell therapies presented or referenced in these slides have been derived from publicly available reports of clinical trials not conducted by us, and we have not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on our existing or future results. For further information and to understand these material differences, you should read the reports for the other CAR-T cell therapies’ clinical trials and the sources included in this presentation. In light of the foregoing, you are urged not to rely on any forward-looking statement in reaching any conclusion or making any investment decision about our securities. The forward-looking statements in this presentation are made only as of the date hereof. Except to the extent required by law, the Company assumes no obligation and does not intend to update any of these forward-looking statements after the date of this presentation or to conform these statements to actual results or revised expectations. From time to time, we may release additional clinical data from our ongoing ANTLER phase 1 clinical trial, our CaMMouflage phase 1 clinical trial, our AMpLify phase 1 clinical trial, and our GALLOP phase 1 clinical trial. We make no representations regarding such additional clinical data or the timing of its release, or whether any such data will support or contradict the findings of the clinical data reported earlier. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

The future of CAR-T cell therapies is off-the-shelf CB-010 ANTLER Phase 1 trial Rachel Haurwitz, PhD President & CEO Caribou Biosciences, Inc.

4 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. Today’s guests Assistant professor, director of lymphoma and CLL in the division of hematology and hematologic malignancies Huntsman Cancer Institute University of Utah Professor of medicine and section chief of hematologic malignancies Medical College of Wisconsin

Patients shouldn't have to wait for treatment

Allogeneic therapy
N=many
per batch



Screening

Product shipment

Days **Lymphodepletion**

The future of cell therapy is off-the-shelf

Autologous therapy
N=1
per batch



Sample shipment

Manufacturing, product failure identification

Screening

Queuing, leukapheresis scheduling

Leukapheresis

Bridging therapy

Product shipment

Weeks to months[1] **Lymphodepletion**

[1] Mikhael, J. et al. JCO Oncology Practice 2022 18:12, 800-807

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

6 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. Allogeneic anti-CD19 CAR-T cell therapy with a PD-1 knockout for r/r B cell non-Hodgkin lymphoma (B-NHL) CB-010

CB-010 has a PD-1 KO designed to reduce CAR-T cell exhaustion


CB-010
PD-1 KO
3
Anti-CD19
CAR
TCR KO
2
PD-L1
1
CD19
MHC I
NHL cell

Armored with 3 genome edits

1. ***TRAC* gene knockout (KO)**
   - Eliminates TCR expression, reduces GvHD risk
2. **Anti-CD19 CAR site-specific insertion into *TRAC* locus**
   - Eliminates random integration, targets tumor antigen
3. **PD-1 KO for enhanced antitumor activity**
   - Reduces CAR-T cell exhaustion
   - Potentially contributes to initial tumor debulking

- 1st CAR-T in the clinic with **checkpoint disruption** via PD-1 KO[1]
- Cas9 chRDNA editing for **reduced off-target editing** and enhanced genomic integrity
- **Anti-CD19** scFv FMC63 with a 4-1BB costimulatory domain

CAR: chimeric antigen receptor; KO: knockout; CD: cluster of differentiation; chRDNA: CRISPR hybrid RNA-DNA; CRISPR: clustered regularly interspaced short palindromic repeats; PD-1: programmed cell death protein 1; TCR: T cell receptor; *TRAC*: T cell receptor alpha constant; scFv: single-chain variable fragment
[1] To Caribou's knowledge.

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

CB-010 ANTLER Phase 1 trial in 2L LBCL

Part A: 3+3 dose escalation – completed (N=16)

- Eligibility: aggressive r/r B-NHL[1] with ≥2 prior lines of chemoimmunotherapy or primary refractory
- Exclusion: prior CD19-targeted therapy

Part B: dose expansion – enrolling

- Eligibility: 2nd line LBCL[2]
- Exclusion: prior CD19-targeted therapy
- Objective: tumor response, RP2D

r/r B-NHL

Lymphodepletion | **CB-010**

-9 to -3 DAYS → DAY 0 → 28 DAYS → 3 MONTHS → 6 MONTHS → 9 MONTHS → 12 MONTHS

Safety and tolerability →

Response assessment →

Cyclophosphamide (60 mg/kg/d for 2 days) followed by Fludarabine (25 mg/m2/d for 5 days)[3]

SINGLE DOSE

Dose level 1: $40x10^6$ CAR-T cells
Dose level 2: $80x10^6$ CAR-T cells
Dose level 3: $120x10^6$ CAR-T cells
Dose expansion: 30th patient dosed; $80x10^6$ CAR-T cells selected as RP2D
Will enroll ~20 patients at RP2D to prospectively evaluate partial (≥4) HLA matching, DSA screening

NCT04637763
DSA: donor-specific antibodies; HLA: human leukocyte antigen
[1] Subtypes include: DLBCL (diffuse large B cell lymphoma), HGBL (high-grade B cell lymphoma), tFL (transformed DLBCL from follicular lymphoma, PMBCL (primary mediastinal large B cell lymphoma), FL (follicular lymphoma, aggressively behaving with POD24 (high risk)), MZL (marginal zone lymphoma).
[2] LBCL subtypes include: DLBCL NOS (DLBCL not otherwise specified), HGBL, transformed DLBLC from FL or MZL, and PMBCL.
[3] Clin Cancer Res. 2011 July 1; 17(13): 4550–4557. doi:10.1158/1078-0432.CCR-11-0116.

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

9 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. CB-010’s foundational data: durable responses in dose escalation 4 of 4 DLBCL patients remain in CR since last data cutoff June 20, 2023 DLBCL: diffuse large B cell lymphoma; FL: follicular lymphoma; HGBL: high-grade B cell lymphoma; MCL: mantle cell lymphoma; MZL: marginal zone lymphoma; PLoT: prior lines of therapy (#); PMBCL: primary mediastinal large B cell lymphoma ✓ = patients with ≥4 HLA (human leukocyte antigen) matches (all other patients have ≤3 HLA matches). 1 Aggressively behaving, with POD24 (high risk). 2 Patient 5’s 3-month scan conducted on day 63 post CB-010 as per investigator’s discretion. ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing. 1 2 3 Months from CB-010 infusion 4 12 ≥4 HLAPt #PLoTDoseSubtype ✓1840MFL1 4440MDLBCL 7180MDLBCL 8180MDLBCL 5240MPMBCL2 ✓13240MMCL ✓9280MDLBCL 15480MMZL 2440MMCL 3240MFL1 6240MDLBCL 102120MDLBCL 14140MHGBL 16280MMCL 121120MHGBL 112120MDLBCL 9 15 24 CR: complete response PR: partial response SD: stable disease PD: progressive disease 5 18 216 ////////// // Overall r/r B-NHL dose escalation 5 of 6 patients with CR as of June 20, 2023 data cutoff remain in CR as of April 1, 2024 2 patients completed 24-month follow-up in CR Data collection ongoing, efficacy based on Lugano criteria SINGLE CB-010 DOSE Denotes patients with continued CRs since June 20, 2023 June 20, 2023 data

CB-010 with partial HLA matching shows safety, efficacy, and durability can potentially rival autologous CAR-T cell therapies

1 dose per patient,
3 dose levels evaluated,
all generally well tolerated

RP2D selected
$80x10^6$ CAR-T cells

2L LBCL at RP2D
CR rate: 50%
Median duration of CR: NR

Median PFS
14.4 months
(95% CI: 1.7-NE)
observed in 13 patients with partial (≥4) HLA matching[1]

Advancing CB-010 with partial HLA matching
in 2L LBCL and lupus Phase 1 clinical trials

2L: second-line; 3L: third-line; B-NH: B cell non-Hodgkin's lymphoma; CI: confidence interval; CR: complete response; HLA: human leukocyte antigen; LBCL: large B cell lymphoma; NE: not estimable; NR: not reached; PFS: progression free survival; partial HLA matching: patient has ≥4 HLA alleles that match donor T cells used for CB-010 manufacturing; RP2D: recommended Phase 2 dose; CR: complete response; NR: not reached

[1]Retrospective analysis in 13 patients with ≥4 HLA allele matching; subset includes: 2L LBCL (N=10), 3L LBCL (N=1), and 3L+ B-NHL (N=2). ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing.

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Improved PFS for all patients treated with CB-010 from a donor with partial (≥4) HLA matching

PFS by level of HLA matching
All patients
N=46*, median PFS (95% CI)



Survival probability (%)
100
80
60
40
20
0
≥4 matches
2-3 matches
<2 matches
14.4 months (1.74, NE)
2.8 months (1.94, 8.80)
2.9 months (1.51, 5.88)
0 3 6 9 12 15 18 21 24 27 30
Months

	0	3	6	9	12	15	18	21	24	27	30
≥4	13	7	6	5	3	2	1	1	0		
2-3	20	8	5	3	3	3	2	1	0		
<2	13	4	2	0							

PFS by level of HLA matching
LBCL patients
N=40*, median PFS (95% CI)



Survival probability (%)
100
80
60
40
20
0
≥4 matches
2-3 matches
<2 matches
Not reached (1.58, NE)
2.8 months (2.04, 8.80)
2.1 months (0.95, 2.96)
0 3 6 9 12 15 18 21 24 27 30
Months

	0	3	6	9	12	15	18	21	24	27	30
≥4	11	5	4	3	1	1	0				
2-3	18	7	5	3	3	3	2	1	0		
<2	11	2	1	0							

CI: confidence interval; HLA: human leukocyte antigen; NE: not estimable; partial HLA matching: patient has ≥4 HLA alleles that match donor T cells used for CB-010 manufacturing
* Retrospective analysis of HLA allele matching for class I and class II antigens.
ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing.

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Preliminary PFS with partial HLA matching has potential to be on par with an approved autologous CAR-T cell therapy

ANTLER LBCL patients with partial HLA matching and Yescarta ZUMA-7 trial


ANTLER 1st assessment at 28 days after CB-010 infusion
ZUMA-7 1st assessment at 50 days after randomization
Median not reached
(95% CI: 1.58, NE)
Median 14.7 months
(95% CI: 5.4, NE)
ANTLER Day 0 = CB-010 infusion
ZUMA-7 Day 0 = randomization
+ censored
Survival probability (%)
100
80
60
40
20
0
0
3
6
9
12
15
18
21
24
Months

CB-010[1]	11	5	4	3	1	1	0		
Yescarta	180	147	90	88	83	80	56	35	12

FOR ILLUSTRATIVE PURPOSES ONLY: The results of other CAR-T cell therapies presented on this slide have been derived from publicly available reports of clinical trials run independently of Caribou and the data has been digitally recreated from publicly available original sources to compare approximations of the findings. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company's existing or future results. For further information and to understand these material differences, you should read the reports for the other trials at the sources included below.

Source: ZUMA-7, Locke et al, NEJM, 2022
PFS: progression free survival; 2L: second-line; 3L: third-line; LBCL: large B cell lymphoma; HLA: human leukocyte antigen; NE: not estimable; partial HLA matching: patient has ≥4 HLA alleles that match donor T cells used for CB-010 manufacturing
[1] N=11 ≥4 HLA matching subset includes: 2L LBCL patients (N=10) and 3L LBCL patient (N=1).
ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing.

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

ANTLER Phase 1 trial initial dose expansion data Boyu Hu, MD Director of Lymphoma and CLL Division of Hematology and Hematologic Malignancies Huntsman Cancer Institute

14 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. Disclosures Consulting: Novartis, Bristol Meyers Squibb, Eli Lilly, GenMab, ADC Therapeutics, ImmPACT Bio, Seattle Genetics, Regeneron, Caribou Biosciences, Abbvie Research Funding: Genentech, Celgene, CRISPR Therapeutics, Morphosys AG, Caribou Biosciences, Repare Therapeutics, Artiva Biotherapeutics, Newave, AstraZeneca, ImmPACT Bio

Patients in ANTLER all had aggressive r/r B-NHL

Patient and disease characteristics	All treated (N=46)	Dose escalation (N=16)	Dose expansion (N=30)
Age, years, median (range)	65.0 (21-82)	66.0 (55-82)	63.0 (21-78)
Men, n (%)	36 (78.3)	14 (87.5)	22 (73.3)
ECOG performance status, n (%)			
0	21 (45.7)	6 (37.5)	15 (50.0)
1	25 (54.3)	10 (62.5)	15 (50.0)
Time since diagnosis, months, median (range)	10.6 (2.9-196.4)	29.0 (2.9-196.4)	9.5 (4.9-79.6)
NHL subtype, n (%)			
LBCL			
DLBCL	26 (56.5)	7 (43.8)	19 (63.3)
HGBL	8 (17.4)	2 (12.5)	6 (20.0)
tFL	4 (8.7)	0	4 (13.3)
PMBCL	2 (4.3)	1 (6.3)	1 (3.3)
Other B-NHL			
MCL	3 (6.5)	3 (18.8)	0
FL[1]	2 (4.3)	2 (12.5)	0
MZL	1 (2.2)	1 (6.3)	0
Prior systemic therapies, median (range)[2]	1 (1-8)	2 (1-8)	1 (1-1)
IPI score at screening, n (%)[3]			
0 or 1	11 (23.9)	4 (25.0)	7 (23.3)
2	8 (17.4)	2 (12.5)	6 (20.0)
≥3	18 (39.1)	3 (18.8)	15 (50.0)
Maximum lesion diameter ≥7.5 cm, n (%)	10 (21.7)	3 (18.8)	7 (23.3)
LDH at screening, U/L, median (range)	216 (126-1799)	202 (126-710)	233.5 (140-1799)
Baseline LDH > ULN, n (%)	23 (50.0)	5 (31.3)	18 (60.0)
LDH >2 x ULN, n (%)	7 (15.2)	1 (6.3)	6 (20.0)

DLBCL: diffuse large B cell lymphoma; FL: follicular lymphoma; HGBL: high-grade B cell lymphoma; MCL: mantle cell lymphoma; MZL: marginal zone lymphoma; PMBCL: primary mediastinal large B cell lymphoma; IPI: International Prognostic Index; LDH: lactate dehydrogenase; ULN: upper limit of normal

[1] Aggressively behaving, with POD24 (high risk).

[2] Patients are CD19 CAR-T naïve.

[3] IPI scores were not recorded for all patients.

As of April 1, 2024 cutoff date.

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024

©2024 Caribou Biosciences, Inc.

16 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. Rapid timeline to treatment key to patients choosing CB-010 over approved autologous CAR-T cell therapies Rapid disease progression prohibited waiting for autologous CAR-T Insurance rejection of autologous CAR-T Patient not wanting to go through apheresis Preference for an off-the-shelf therapy Preference for no bridging therapy during autologous CAR-T cell manufacturing LD: lymphodepletion 1 Based on survey answers from ANTLER investigators asking why patients were dosed with CB-010 versus autologous CAR-T cell therapy; 86% of ANTLER sites offer one of the approved auto CAR-Ts in 2L LBCL. 2 days (median, range 0-12) from confirmation of eligibility to LD Rest (2 days) CB-010 Lymphodepletion (7 days)

17 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. CB-010 is generally well tolerated Treatment-emergent adverse events (TEAE1) in ≥20% of all patients CRS: cytokine release syndrome; ICANS: immune effector cell-associated neurotoxicity syndrome 1 TEAEs are defined as adverse events (AEs) with a start date on or after the CB-010 infusion date. 2 One death possibly related to CB-010 per investigator due to complications of a bladder perforation in the context of BK virus hemorrhagic cystitis. As of April 1, 2024 cutoff date. 2L LBCL RP2D subgroup (N=20) LBCL subgroup (N=40) All treated (N = 46)System organ class, n (%) Preferred term, n (%) Related grade ≥3 Grade ≥3Any grade Related grade ≥3 Grade ≥3Any grade Related grade ≥3 Grade ≥3Any grade 10 (50)18 (90)20 (100)20 (50)35 (88)40 (100)23 (50)41 (89)46 (100)Any TEAE 6 (30)11 (55)12 (60)13 (33)25 (63)26 (65)15 (33)29 (63)30 (65)Thrombocytopenia 6 (30)11 (55)13 (65)10 (25)22 (55)24 (60)10 (22)24 (52)27 (59)Anemia 4 (20)8 (40)10 (50)6 (15)15 (38)18 (45)7 (15)19 (41)22 (48)Neutropenia 2 (10)8 (40)9 (45)5 (13)13 (33)14 (35)6 (13)14 (30)15 (33) White blood cell count decreased 0013 (65)0023 (58)0026 (57)CRS 3 (15)6 (30)9 (45)4 (10)8 (20)19 (48)4 (9)10 (22)22 (48)Infections 004 (20)009 (23)0011 (24)Hypokalemia 002 (10)0010 (25)0011 (24)Pyrexia 1 (5)1 (5)5 (25)2 (5)2 (5)8 (20)3 (7)3 (7)10 (22)ICANS 003 (15)007 (18)0010 (22)Diarrhea Five patients died due to adverse events following CB-010 infusion (4 unrelated, 1 possibly related2 to CB-010)

CB-010 has generally well-tolerated safety profile

No Grade ≥3 CRS, no GvHD observed (N=46)

	All CB-010 treated (N=46)		Yescarta (N=170)	
	Any grade (n, %)	Grade ≥3 (n, %)	Any grade (n, %)	Grade ≥3 (n, %)
Prolonged cytopenias	9 (20)[1]	9 (20)[1]	49 (29)[2]	49 (29)[2]
CRS	26 (57)[3]	0 (0)	157 (92)	11 (6)
Infections	22 (47)[4]	10 (22)[4]	76 (45)	28 (17)
ICANS	10 (22)[5]	3 (7)[6]	102 (60)	36 (21)
Hemophagocytic lymphohistiocytosis (HLH)	1 (2)	0	NR	NR
GvHD	0	0	NR	NR

FOR ILLUSTRATIVE PURPOSES ONLY: The results of other CAR-T cell therapies presented on this slide have been derived from publicly available reports of clinical trials run independently of Caribou. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company's existing or future results. For further information and to understand these material differences, you should read the reports for the other trials at the sources included below.

CRS: cytokine release syndrome; GvHD: graft-versus-host disease; ICANS: immune effector cell-associated neurotoxicity syndrome; NR: not reported

[1] Prolonged cytopenias are defined as grade 3 or higher events lasting beyond 30 days following CB-010 infusion; 37/46 (80%) recovered from cytopenias to grade ≤2 by day 35 post CB-010 treatment.

[2] Prolonged cytopenias of grade 3 or higher that were present at or after 30 days from Yescarta infusion.

[3] Median time of onset was 3 days (range 0-22) and median duration was 3 days (range 1-19).

[4] Infection events reported were on or after CB-010 infusion, with highest grade reported per patient; median onset 8 days (range 0-279) and media duration is 14 days (range 1-239).

[5] Median time of onset was 7.5 days (range 6-34) and median duration was 2 days (range 1-27).

[6] 2 Grade 3 and 1 Grade 4; all resolved with supportive care. Median time of onset was 8 days and median duration 2 days.

ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing.

Source: ZUMA-7, Locke et al, NEJM, 2022 (prolonged cytopenia at 30 days), Westin et al, NEJM, 2023 (CRS, infections, ICANs/neurological events)

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024

©2024 Caribou Biosciences, Inc.

19 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. CB-010 ANTLER efficacy assessment all patients ≥4 HLAPLoTSubtype ✓8FL 4DLBCL ✓2MCL 2PMBCL 2FL 4MCL ✓1DLBCL ✓1DLBCL 2DLBCL 1tFL 1HGBL 1DLBCL 1HGBL 1DLBCL 1DLBCL 1DLBCL ✓2DLBCL ✓1DLBCL 4MZL 1DLBCL 1HGBL ✓1HGBL 1DLBCL 1tFL 1HGBL 1HGBL ✓1DLBCL 1DLBCL ✓1DLBCL 1DLBCL 2MCL ✓1DLBCL 1DLBCL 1DLBCL 1DLBCL 1DLBCL 1PMBCL ✓1tFL ✓1DLBCL 1DLBCL 2DLBCL 1tFL ✓1DLBCL 1HGBL 2DLBCL 1HGBL PLoT: prior lines of therapy (#) ✓ = patients with ≥4 HLA (human leukocyte antigen) matches (all other patients have ≤3 HLA matches); *Denotes patient that did not have Day 28 efficacy scan. ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing, efficacy based on Lugano criteria. CR: complete response PR: partial response SD: no response/stable disease PD: progressive disease Death SINGLE CB-010 DOSE Months from CB-010 infusion

CB-010 ANTLER efficacy assessment by all patients and LBCL subgroups

Endpoints (N, %)	**All patients** (N=46)	**LBCL** (N=40)	**2L LBCL 80M** (N=20)
Overall response rate (ORR)[1]	35 (76%)	29 (73%)	15 (75%)
DoR, median months (range)	5 (1-23+)	2 (1-23+)	5 (1-20+)
Complete response (CR) rate[1]	21 (46%)	17 (43%)	10 (50%)
Duration of CR, Median months (range)	7 (1-23+)	7 (1-23+)	NR (1-12+)
6-month PFS	35%	28%	38%
PFS, median months (range)	3 (1-24+)	3 (1-24+)	3.5 (1-21+)

+ censored observation

As of April 1, 2024 cutoff date.

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KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

CB-010 ANTLER efficacy assessment with and without partial HLA matching

Endpoints (N, %)	All patients ≤3 HLA matches (N=33)	All patients ≥4 HLA matches (N=13)	LBCL ≥4 HLA matches (N=11)
Overall response rate (ORR)	23 (69%)	12 (92%)	10 (91%)
Duration of response (DoR), median months (range)	2.0 (1-23+)	13.5 (1-23+)	NR (1-15+)
Complete response (CR) rate	15 (45%)	6 (46%)	4 (36%)
Duration of CR, median months (range)	5.0 (1-23+)	NR (5-23+)	NR (5-15+)
6-month PFS	25%	62%	53%
PFS, median months (range)	2.8 (1-24+)	14.4 (2-24+)	NR (2-16+)

+ censored observation

HLA: human leukocyte antigen; partial HLA matching: patient has ≥4 HLA alleles that match donor T cells used for CB-010 manufacturing; NR: not reached
ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing.

21
KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Improved PFS for all patients treated with CB-010 from a donor with partial HLA matching


PFS by level of HLA matching
All patients
N=46*, median PFS (95% CI)
≥4 matches
2-3 matches
<2 matches
14.4 months (1.74, NE)
2.8 months (1.94, 8.80)
2.9 months (1.51, 5.88)
Survival probability (%)
Months

	0	3	6	9	12	15	18	21	24	27	30
≥4	13	7	6	5	3	2	1	1	0		
2-3	20	8	5	3	3	3	2	1	0		
<2	13	4	2	0							


PFS by level of HLA matching
LBCL patients
N=40*, median PFS (95% CI)
≥4 matches
2-3 matches
<2 matches
Not reached (1.58, NE)
2.8 months (2.04, 8.80)
2.1 months (0.95, 2.96)
Survival probability (%)
Months

	0	3	6	9	12	15	18	21	24	27	30
≥4	11	5	4	3	1	1	0				
2-3	18	7	5	3	3	3	2	1	0		
<2	11	2	1	0							

CI: confidence interval; HLA: human leukocyte antigen; NE: not estimable; partial HLA matching: patient has ≥4 HLA alleles that match donor T cells used for CB-010 manufacturing
*Retrospective analysis of HLA allele matching for class I and class II antigens.
ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing.

22
KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

CB-010 translational research data Kike Zudaire, PhD SVP of translational sciences and therapeutic discovery Caribou Biosciences

Partial HLA matching improves exposure of CB-010

Pharmacokinetic (PK) exposure



Log10(copies/µg gDNA +1)
4
3
2
1
0
0
10
Days
20
30

- Peak expansion (C_{max}) occurred 7 to 10 days post infusion
- Persistence was observed up to ~30 days
- PK consistent for three dose levels evaluated

Partial HLA matching impact on PK



Log10(copies/µg gDNA +1)
4
3
2
1
0
0
10
Days
20
30
≥4 matches
2-3 matches
<2 matches

- Higher numbers of HLA matched alleles demonstrate more expansion and persistence vs. lower numbers

LLOQ: lower limit of quantification
Mean values represented by dots with standard error shown; values below LLOQ converted to 0; Includes all available data from the V2 ddPCR assay; visits up to D28 shown; D0 values represent pre-infusion level set to 0.
N=35 total number of patients included in PK analysis based on samples analyzed as of data cutoff of April 1, 2024.

24

KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Single dose of CB-010 results in extended B cell aplasia and rapid recovery of immune cells

B cell, T cell, and NK cell depletion and recovery



All treated, N=44
T cells
NK cells
B cells
LLOQ
B cells
CD3+
CD3-CD19
CD3-CD56+/CD16+
Log10 of absolute cell counts
0
1
2
3
LD
0
100
200
300
Days post CB-010 infusion

- CB-010 specifically targets B cells, resulting in extended B cell aplasia for ~114 days
- B cells recover to normal levels by ~268 days
- T cells and NK cells recovered ~3 weeks after LD regimen

25 LD: lymphodepletion; LLOQ: lower limit of quantification
Baseline B cells absolute levels calculated with samples of 10 cells/µl or above.

KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

26 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. CB-010 duration of B cell aplasia is similar to lupus case studies Duration of B cell aplasia Days 114 Mean (IQR 42-150) CB-010 N=44 112 Mean (IQR 72-153) Müller et al N=141 FOR ILLUSTRATIVE PURPOSES ONLY: The results of other CAR-T cell therapies presented on this slide have been derived from publicly available reports of clinical trials run independently of Caribou. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company’s existing or future results. For further information and to understand these material differences, you should read the reports for the other trials at the sources included below.

Partial HLA matching does not impact time to treatment

How does HLA matching work?


Self cell
Self cell
Self cell
T cell
Allogeneic CAR-T cell = non self

- Human leukocyte antigens (HLAs) help the immune system identify "self" from "non-self"
- Patient's immune cells recognize allogeneic CAR-T cells as "non-self" and initiate rejection

Partial HLA matching and DSA screening for ANTLER and GALLOP Phase 1 trials


HLA typing
DSA analysis
Partially matched
CB-010 dose shipped
SINGLE DOSE CB-010
Screening
Lymphodepletion

- HLA typing and DSA analysis occur within screening timeline and does not impact time to receive treatment
- Partial HLA matching could result in enhanced outcomes for patients[1]

27
DSA: donor-specific antibodies
[1] Based on data from the ongoing ANTLER Phase 1 trial in r/r B-NHL and to be confirmed in the ANTLER and GALLOP Phase 1 trials.

KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

CB-010 is an off-the shelf CAR-T cell therapy that is easily matched to 2L LBCL patients


~13
different
batches

~90%

of 2L LBCL patients for planned Phase 3 clinical trial[1] are expected to receive ≥4 HLA matched product

Only a small number of manufacturing batches are needed to provide partially HLA matched CB-010 to ~90% of patients

HLA: human leukocyte antigen; partial HLA match: patient has ≥4 HLA alleles that match donor T cells used for CB-010 manufacturing

[1] Planned pivotal Phase 3 intends to enroll CD19 naïve 2L LBCL patients who will be dosed with best matched CB-010

28

KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Advancing CB-010 development Tonia Nesheiwat, PharmD VP of medical affairs and project leadership Caribou Biosciences

30 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. Broadening patient access through outpatient administration and expanding into an additional population of unmet need New protocol amendment enables outpatient administration Sites have the option to provide outpatient administration of both lymphodepletion and CB-010 treatment Proof-of-concept cohort to evaluate CB-010 for patients who have relapsed following prior CD19-targeted therapy Assess safety, efficacy, durability in patients who relapsed following any prior CD19-directed therapy (N=10)

Advancing CB-010 for 2L LBCL patients

Phase 1 trial dose escalation
r/r B-NHL[1]
N=16
- Generally well tolerated
- Responses rivaling autologous CAR-T cell therapies

Phase 1 trial dose expansion
2L LBCL[2]
N=30
- RP2D (80M) selected
- Improved outcomes with ≥4 HLA matching observed retrospectively

Phase 1 trial partial (≥4) HLA matching
2L LBCL[2]
N=~20 at RP2D
and
CD19 relapsed LBCL
N=~10 at RP2D
- Outpatient administration
- Initial data in H1 2025

Pivotal Phase 3 trial CB-010
2L LBCL[2] regardless of HLA type
- Initiation in H2 2025, upon CB-010 partial HLA matched data confirmation

Phase 1 trial dose escalation	Phase 1 trial dose expansion	Phase 1 trial partial (≥4) HLA matching	Pivotal Phase 3 trial CB-010
✓	✓	TO BEGIN ENROLLING	PLANNED PIVOTAL PHASE 3

NCT04637763
DSA: donor-specific antibodies; HLA: human leukocyte antigen
[1] Subtypes include: DLBCL (diffuse large B cell lymphoma), HGBL (high-grade B cell lymphoma), tFL (transformed DLBCL from follicular lymphoma, PMBCL (primary mediastinal large B cell lymphoma), FL (follicular lymphoma, aggressively behaving with POD24 (high risk)), MZL (marginal zone lymphoma).
[2] LBCL subtypes include: DLBCL NOS (DLBCL not otherwise specified), HGBL, transformed DLBCL from FL or MZL, and PMBCL.

31
KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Fireside chat

33 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. Fireside chat with leaders in hematologic malignancies President and CEO Caribou Biosciences Professor of medicine and section chief of hematologic malignancies Medical College of Wisconsin Assistant professor, director of lymphoma and CLL in the division of hematology and hematologic malignancies Huntsman Cancer Institute University of Utah

Q&A

35 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. Open to your questions Rachel Haurwitz, PhD Jason O’Byrne President and CEO CFOCSO VP, medical affairs and project leadership Steve Kanner, PhD Tonia Nesheiwat, PharmD SVP, translational sciences and therapeutic discovery Kike Zudaire, PhD Assistant professor, director of lymphoma and CLL in the division of hematology and hematologic malignancies Huntsman Cancer Institute University of Utah Professor of medicine and section chief of hematologic malignancies Medical College of Wisconsin

Advancing CB-010 to establish new standard of care for 2L LBCL and broaden patient access

- With partial HLA matching, safety, efficacy, durability has the potential to rival approved autologous CAR-T cell therapies[1]
- Generally well-tolerated safety profile
- Off-the-shelf, readily-available single dose cell therapy
- RMAT and Fast Track designations enable FDA interactions
- Safety and efficacy profile supports clinical development for 2L LBCL and lupus patients and in outpatient setting

Progression free survival

14.4 months

median (95% CI: 1.7-NE)
all patients with ≥4 HLA matches

NR

median (95% CI: 1.6-NE)
all LBCL patients with ≥4 HLA matches

2L: second-line; LBCL: large B cell lymphoma; PFS: progression free survival; HLA: human leukocyte antigen
[1]To be confirmed with additional clinical data.
ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing.

36
KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Potential to address high unmet medical need in 2L LBCL



LBCL patient treatment journey
(U.S. incidence 2022)

Diagnosed	**~32.4K** patients
1L	**~30.8K** patients
2L	**~10.0K** patients
3L	**~4.4K** patients

ANTLER dose expansion → 2L

2L → **Future:** planned pivotal Phase 3 trial

~13

manufacturing batches allow for partial (≥4) HLA matching for **~90% of 2L LBCL patients**

37

KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Upcoming clinical catalysts

Program	Clinical milestone	Expected timing
CB-010 2L LBCL	Present initial data on partial HLA matching (~20 patients, some outpatient), CD19 relapsed (~10 patients) from the ANTLER Phase 1 clinical trial	H1 2025
	Initiate pivotal Phase 3 trial	H2 2025
CB-011 r/r MM	Present initial dose escalation data from CaMMouflage Phase 1 trial	YE 2024
CB-010 LN/ERL	Initiate GALLOP Phase 1 trial	YE 2024

KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

With gratitude for patients, caregivers, investigators contributing to CB-010's clinical development

ANTLER Phase 1 trial: 29 active sites in US, Australia, and Israel


Swedish
Huntsman
Iowa
MCW
NYU Langone
Montefiore
Hackensack
Morristown
Univ of Penn
OHC
Kentucky
Norton
Vanderbilt
UC Irvine
UC San Diego
HonorHealth
Banner
MD Anderson
University of AZ
Baylor
MD Anderson
UAB
BMTGA
Augusta
Advent
Health

Alabama
University of Alabama Birmingham (Mehta)

Arizona
HonorHealth Cancer Institute (Kanate)
University of Arizona (Husnain)
Banner MD Anderson (Nath)

California
University of California Irvine (O'Brien)
University of California San Diego (Hamdan)

Florida
Advent Health (Patel)

Georgia
Augusta (Kota)
BMT of Georgia (Sohl)

Iowa
University of Iowa (Farooq)

Kentucky
University of Kentucky (Yalniz)
Norton Cancer Institute (Stevens)

New Jersey
Morristown Memorial Hospital (Cherry)
Hackensack (Feldman)

New York
Montefiore (Kornblum)
NYU Langone (Diefenbach)

Ohio
Oncology Hematology Care (Essell)

Pennsylvania
University of Pennsylvania (Nasta)

Tennessee
Vanderbilt University (Oluwole)

Texas
Baylor Charles A. Sammons (Holmes)
MD Anderson Cancer Center (Nastoupil)

Utah
Huntsman Cancer Institute (Hu)

Washington
Swedish Cancer Institute (Patel)

Wisconsin
Medical College of Wisconsin (Hamadani)

Australia
Westmead Hospital
Epworth Hospital

Israel
Hadassah University Hospital
Rabin Medical Center
Tel Aviv Sourasky Medical Center

39

KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

Thank you https://cariboubio.com info@cariboubio.com

Appendix

CB-010 ANTLER efficacy assessment in 2L LBCL at RP2D

Overall depth and duration of response in 2L LBCL at $80x10^6$ CAR-T cells (N=20)



Subtype
PLoT
≥4 HLA matches
DLBCL 1
DLBCL 1
DLBCL 1 ✓
DLBCL 1
HGBL 1
HGBL 1 ✓
DLBCL 1
tFL 1
HGBL 1
HGBL 1
DLBCL 1 ✓
DLBCL 1
DLBCL 1 ✓
DLBCL 1
DLBCL 1 ✓
DLBCL 1
DLBCL 1
DLBCL 1
DLBCL 1
PBMCL 1
SINGLE CB-010 DOSE
1
3
6
9
12
15
18
21
Months from CB-010 infusion
CR: complete response
PR: partial response
SD: no response/stable disease
PD: progressive disease
Death

CR[1] rate
50%

Median duration of CR
Not reached

42

DLBCL: diffuse large B cell lymphoma; CR: complete response; HGBL: high-grade B cell lymphoma; PMBCL: primary mediastinal large B cell lymphoma; tFL: transformed DLBCL from follicular lymphoma; PLoT: prior lines of therapy; HLA: human leukocyte antigen
[1] 50% CR rate measures the number of patients (10 of 20) achieving a CR at any time point after treatment with CB-010.
As of April 1, 2024, data collection ongoing, efficacy based on Lugano criteria.

KOL discussion CB-010 ANTLER Phase data | June 2024
©2024 Caribou Biosciences, Inc.

CB-010 ANTLER efficacy assessment for patients with ≥4 HLA matching
(N=13)

Subtype	PLoT	Dose
FL	8	40
DLBCL	2	80
MCL	2	40
tFL	1	120
DLBCL	1	120
DLBCL	1	80
HGBL	1	80
DLBCL	1	40
DLBCL	1	40
DLBCL	1	80
DLBCL	1	80
DLBCL	1	80
DLBCL	1	120



CR: complete response
PR: partial response
SD: no response/stable disease
PD: progressive disease
Death
SINGLE CB-010 DOSE
1
3
6
9
12
15
18
21
24
Months from CB-010 infusion

Median PFS
14.4 months

CR[1] rate
46%

Median duration of CR
Not reached

DLBCL: diffuse large B cell lymphoma; CR: complete response; HGBL: high-grade B cell lymphoma; PFS: progression free survival; PMBCL: primary mediastinal large B cell lymphoma; tFL: transformed DLBCL from follicular lymphoma; PLoT: prior lines of therapy
[1] 46% CR rate measures the number of patients (6 of 13) achieving a CR at any time point after treatment with CB-010.
As of April 1, 2024, data collection ongoing, efficacy based on Lugano criteria.

43
KOL discussion CB-010 ANTLER Phase data | June 2024
©2024 Caribou Biosciences, Inc.

44 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. CB-010 ANTLER efficacy assessment all patients Months from CB-010 infusion ≥4 HLAPLoTSubtype? ✓8FL 4DLBCL 1DLBCL 1DLBCL ✓2DLBCL ✓2MCL ✓1tFL ✓1DLBCL ✓1DLBCL 2PMBCL 4MZL 1DLBCL 1HGBL 2FL 4MCL ✓1HGBL ✓1DLBCL 1DLBCL 1tFL 1HGBL 2DLBCL 2DLBCL 1DLBCL 1tFL ✓1DLBCL 1HGBL ✓1DLBCL ✓1DLBCL 1DLBCL 1DLBCL 1HGBL ✓1DLBCL 1HGBL ✓1DLBCL 1DLBCL 2MCL 1HGBL 2DLBCL 1tFL 1HGBL 1DLBCL 1DLBCL 1DLBCL 1DLBCL 1PMBCL 1DLBCL As of April 1, 2024, data collection ongoing, efficacy based on Lugano criteria. *Denotes patient that did not have Day 28 efficacy scan. CR: complete response PR: partial response SD: no response/stable disease PD: progressive disease Death SINGLE CB-010 DOSE

CB-010 ANTLER efficacy assessment by dose level

80x10^6 selected as RP2D

	r/r B-NHL	CB-010 dose level		
Endpoints (N, %)	**All patients** (N=46)	**40M** (N=14)	**80M** (N=23)	**120M** (N=9)
Overall response rate (ORR)	35 (76%)	9 (64%)	18 (78%)	8 (89%)
Duration of response (DoR), median months (range)	5 (1-23+)	7.9 (1-23+)	7.4 (1-20+)	1.9 (1-8+)
Complete response (CR) rate	21 (46%)	7 (50%)	11 (48%)	3 (33%)
Duration of CR, median months (range)	7 (1-23+)	6.7 (2-23+)	NR (1-15+)	1.8 (1-3+)
6-month PFS	35%	33%	43%	22%

\+ censored observation

M: million cells per dose; NR: not reached; PFS: progression free survival; RP2D: recommended Phase 2 dose
ANTLER Phase 1 clinical trial as of April 1, 2024 cutoff date, data collection ongoing.

45

KOL discussion CB-010 ANTLER Phase 1 data | June 2024

©2024 Caribou Biosciences, Inc.

Allogeneic CAR-T cell manufacturing process overview for CB-010

Caribou's process development team created the manufacturing process and transferred it to a CMO to generate phase 1 cGMP clinical material



cGMP starting material
Genetic modification via chRDNA and AAV
Gene-modified CAR-T cells
In vitro expansion of edited donor T cells
Removal of residual TCR+ cells
Final formulation & cryopreservation
Healthy donor leukapheresis
AAV
Cas9
chRDNA
TCR
PD1
Chr 14
Chr 2
Anti-CD19 CAR
TRAC
PDCD1
Anti-CD19 CAR
Anti-TCR microbeads
Treatment

46

KOL discussion CB-010 ANTLER Phase 1 data | June 2024
©2024 Caribou Biosciences, Inc.

47 KOL discussion CB-010 ANTLER Phase 1 data | June 2024 ©2024 Caribou Biosciences, Inc. CB-010 demonstrated differentiated, long-term antitumor activity in preclinical studies Lau E, et al. Cytotherapy. 2023;25(7):750 • NALM-6/PD-L1+ B-ALL tumors were established by IV engraftment for 23 days (Day -1) • A single dose treatment was administered by IV on Day 24 (PBS or 107 cells where indicated) A single dose of CB-010 resulted in profound tumor regression of metastatic CD19+ tumor xenografts and led to a significantly longer antitumor response and survival vs. conventional CD19-specific allogeneic CAR-T cells (expressing PD-1) Overall survival analysis Data to 160 days Days post CAR-T Pe rc en t s ur vi va l 100 50 0 p<0.0001 0 20 40 60 80 10 0 12 0 14 0 16 0 CB-010 Conventional allo CAR-T PBS PBS (negative control) CB-010 (PD-1 negative) D-1 D14 (post CAR-T) D65 D108 CD19 CAR-T (PD-1 positive)